Exhibit 10.1
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

AMENDMENT NUMBER EIGHT TO THE AMENDED AND RESTATED
WAFER SUPPLY AGREEMENT
This Amendment Number Eight (the “Amendment”) effective as of July 26, 2017 (the “Amendment Effective Date”) amends the Amended and Restated Wafer Supply Agreement effective as of April 1, 2003 as further amended by Amendment Number One, effective August 11, 2004, Amendment Number Two, effective April 1, 2008, Amendment Number Three, effective June 9, 2008, Amendment Number Four, effective as of June 13, 2008, Amendment Number Five, effective as of November 14, 2008, Amendment Number Six, effective as of November 1, 2015 and Amendment Number Seven effective as of August 8, 2016, (the "Agreement"), by and between Lapis Semiconductor Co., Ltd., a Japanese corporation having its registered head office at 2-4-8 Shinyokohama, Kohoku-ku Yokohama 222-8575 Japan (“Lapis”), and Power Integrations International, Ltd. ("PI") a Cayman Islands corporation having its principal place of business at 4th Floor, Century Yard, Cricket Square, Elgin Avenue, P.O. Box 32322, Grand Cayman K Y 1-1209. Unless specifically designated otherwise, capitalized terms used herein shall have the same meanings given them in the Agreement.

RECITALS
WHEREAS, PI and LAPIS desire to amend the terms of the Agreement; and
WHEREAS, in accordance with Section 18. 10 of the Agreement, the Agreement may be amended only by an instrument in writing duly executed by authorized officers of LAPIS and PI.
Now, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby amend the Agreement as follows:
AGREEMENT
The following sections shall be amended as follows:
1. Section 13.1 is deleted in its entirety and replaced with the following:

13.1 This Agreement shall continue in full force and effect from the Effective Date until April 1, 2028, unless earlier terminated as provided herein (“Term”).

Amendment 8

Exhibit 10.1
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2. The following words shall be newly added after the last sentence of Section13.5.
“Notwithstanding foregoing that, in the event that PI shall be acquired or controlled, directly or indirectly, by, or shall be consolidated or merged into, any other company or corporation, PI shall notify LAPIS thereof in advance, and shall be obligated to have PI’s successor assume the obligations of the Agreement.

The following shall be added as a new Article or sections as follows:
3. Addition of section 18.17
18.17     [ * ]Provider
SUPPLIER shall have the right to have WAFERS manufactured, in whole or in part, by [ * ], provided PI gives its written approval therefor in advance, which approval shall be at PI’s sole discretion. If PI does give such written approval, then SUPPLIER may disclose PI CONFIDENTIAL MANUFACTURING INFORMATION for the sole purpose of, and only to the extent reasonably necessary for, having such [ * ]provide such services solely for the benefit of PI and not for the benefit of any other party. Such approval shall be conditioned upon:
(a)    PI’s prior review and written approval of the contract between SUPPLIER and such [ * ]performing such manufacture; and
(b)    The [ * ]agreeing in writing to all applicable terms and conditions of this Agreement, and;
(c)    SUPPLIER being the insurer and guarantor of such [ * ] full observance of such terms and conditions; and
(d)    SUPPLIER’s disclosure of CONFIDENTIAL MANUFACTURING INFORMATION to such [ * ]being subject to PI’s prior written approval, which shall be at PI’s sole discretion.

4.	Article 24 [ * ] Wafer Manufacturing.
24.1 [ * ]MANUFACTURING COMPANY [ * ] which is engaged in providing wafer foundry services for LAPIS subject to such service contract with LAPIS.

Amendment 8

Exhibit 10.1
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

24.2. Foundry Commitment for Capacity
SUPPLIER agrees to commit to PI that the foundry capacity is [ * ] (or equivalent for future processes) WAFERS per month [ * ] (or equivalent) WAFERS per month if needed) manufactured in [ * ] (“[ * ]FOUNDRY CAPACITY”). PI shall provide SUPPLIER with [ * ] month prior written notice requesting the [ * ] FOUNDRY CAPACITY to be increased to [ * ] (or equivalent) WAFERS. Upon such request the parties will negotiate the investment for expanding the [ * ] FOUNDRY CAPACITY to [ * ] (or equivalent) WAFERS [ * ].
24.3. Term and Termination of [ * ] FOUNDRY
24.3.1 [ * ] shall provide the [ * ] FOUNDRY CAPACITY for [ * ] from the qualification of the [ * ] process, unless earlier terminated as provided herein.
24.3.2 LAPIS shall have the right to terminate this Amendment after that the total quantity of the WAFERS purchased and received by PI amounts to [ * ] WAFERS manufactured by [ * ] and by subsequently providing PI with [ * ] written notice.
24.4 Price and Investment
24.4.1 Price for [ * ] WAFERS
The price for the additional [ * ] (or equivalent) WAFERS per month manufactured in [ * ] will be priced the same as the price of the same product manufactured in LAPIS-[ * ] and subject to the same [ * ] exchange formula and other terms as currently in force between PI and LAPIS under the Agreement. A price negotiation will be made by the management of PI and LAPIS after [ * ]WAFERS have been purchased and received by PI or the expiry of [ * ] after qualification of the [ * ]process whichever comes first.
24.4.2 Investment by PI
In order to secure the additional capacity of [ * ] (or equivalent) WAFERS per month from [ * ] at the same price as the same product WAFER price in the LAPIS-[ * ], PI will make an investment of [ * ] dollars, representing an additional [ * ] (or equivalent) WAFER until [ * ] WAFERS manufactured by [ * ] have been purchased by PI. Payment terms for the [ * ] are net thirty (30) days from the date of receipt of a proper invoice.
24.5. [ * ] charges

Amendment 8

Exhibit 10.1
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

24.5.1 [ * ]dollars (USD) will be paid by PI to LAPIS within 30 days of the Amendment Effective Date as an advance for [ * ] charges and will be nonrefundable if PI decides not to proceed with any future developments.
24.5.2 [ * ] charges represent the anticipated level of work as follows (full development plan to follow):
[ * ] dollars - for the [ * ]process [ * ].
[ * ]dollars - for the [ * ] process [ * ].
[ * ]dollars - for the [ * ] process [ * ].
24.6. Production Start
The very first production will commence no later than [ * ].

[Signatures to follow on the next page]
IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed in their respective corporate names by their duly authorized representatives on the date written below.

LAPIS Semiconductor Co., Ltd.	POWER INTEGRATIONS INTERNATIONAL, Inc.
Signature: /s/ Akira Yamazaki	Signature: /s/ Raja Petrakian
Name: AKIRA YAMAZAKI	Name: RAJA PETRAKIAN
Title: GENERAL MANAGER	Title: Vice President Operations
Date: 2017-8-3	Date: August 4, 2017

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Amendment 8